NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Invesco NVIT Comstock Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated December 10, 2015
to the Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

I.           American Century NVIT Growth Fund

1.  Effectively immediately, the American Century NVIT Growth Fund is renamed “NVIT Growth Fund.” All references in the Prospectus to the American Century NVIT Growth Fund are updated accordingly.

2.  On December 9, 2015, the Board of Trustees of Nationwide Variable Insurance Trust  (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT Growth Fund (“Growth Fund”) and the NVIT Large Cap Growth Fund (“Large Cap Growth Fund”), each a series of the Trust, pursuant to which the Growth Fund would be reorganized into the Large Cap Growth Fund (the “Reorganization”).  Further information regarding the details of the Reorganization and the Large Cap Growth Fund will be provided in a proxy statement/prospectus that will be delivered to the Growth Fund’s shareholders.

II.           NVIT Growth Fund and NVIT Large Cap Growth Fund

1.  On December 9, 2015, the Board of Trustees of the “Trust approved the termination of American Century Investment Management, Inc. (“American Century”) and The Boston Company Asset Management, LLC (“The Boston Company”) as subadvisers to the NVIT Growth Fund and the NVIT Large Cap Growth Fund (each a “Fund,” collectively the “Funds”), respectively, and approved the appointment of Boston Advisors, LLC (“Boston Advisors”) to subadvise the Funds.  This change is anticipated to take effect on or before December 31, 2015 (the “Effective Date”).

2.  As of the Effective Date, the Prospectus, as it relates solely to the Funds, is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on pages 3 and 25 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others. Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time. It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio. The subadviser then applies fundamental analysis (qualitative research) to refine the results of its quantitative models with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.  The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines. The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

b.	The information under the heading “Principal Risks” on pages 3 and 25 of the Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.

c.	The information under the heading “Subadviser” on pages 4 and 26 of the Prospectus is deleted in its entirety and replaced with the following:

Boston Advisors, LLC (“Boston Advisors”)

d.	The information under the heading “Portfolio Managers” on pages 4 and 26 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Douglas Riley, CFA	Senior Vice President and Portfolio Manager	Since 2015
Michael J. Vogelzang, CFA	President and Chief Investment Officer	Since 2015
David Hanna	Senior Vice President and Director of Research and Alternative Investments	Since 2015
Edward Mulrane, CFA	Vice President and Quantitative Research Analyst	Since 2015

James W. Gaul, CFA	Vice President and Portfolio Manager	Since 2015

e.	The information under the heading “Principal Investment Strategies” on pages 37 and 44 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others.

The factors included in the subadviser’s quantitative process fall into one of four groupings:
•	Valuation
•	Investor sentiment
•	Growth and profitability; and
•	Earnings quality

Within each grouping there are several factors.  Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time. It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio. The subadviser then applies fundamental analysis (i.e., qualitative research) to refine the results of its quantitative model with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.

The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines. The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

f.	The second paragraph under the heading “Principal Risks” on pages 37 and 44 of the Prospectus is deleted in its entirety and replaced with the following:

In addition, the Fund is subject to EQUITY SECURITIES RISK, GROWTH STYLE RISK, MARKET AND SELECTION RISKS, and PORTFOLIO TURNOVER RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

g.	The first paragraph under “Key Terms” regarding the term “Equity securities” and its definition on page 44 of the Prospectus is deleted in its entirety.

h.	The second paragraph under the heading “Subadvisers” on page 52 of the Prospectus is deleted in its entirety and replaced with the following:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) is the subadviser for the American Century NVIT Multi Cap Value Fund.  American Century is located at 4500 Main Street, Kansas City MO 64111, and was formed in 1958.

i.	The following supplements the information under the heading “Subadvisers” on page 52 of the Prospectus:

BOSTON ADVISORS, LLC (“BOSTON ADVISORS”), located at One Liberty Square, 10th Floor, Boston, MA 02109, is the subadviser for the NVIT Growth Fund and NVIT Large Cap Growth Fund. Boston Advisors is a privately held majority employee-owned firm.  As of September 30, 2015, Boston Advisors had $3.1 billion in assets under management.

j.	All references and information related to The Boston Company on page 52 of the Prospectus are deleted in their entirety.

k.	All references and information related to the Funds under the heading “Portfolio Management” on pages 53 and 54 of the Prospectus are deleted in their entirety and replaced with the following:

NVIT Growth Fund and NVIT Large Cap Growth Fund

Douglas Riley, CFA, Michael J. Vogelzang, CFA, David Hanna, Edward Mulrane, CFA and James W. Gaul, CFA are jointly and primarily responsible for the day-to-day operations of the Funds.

Mr. Riley, Senior Vice President and Portfolio Manager, is a member of the Institutional Equity Team, and has primary responsibility for the firm's growth equity strategies.  Prior to joining Boston Advisors, Mr. Riley was a Vice President and Portfolio Manager at Babson-United Investment Advisors.  Mr. Riley earned a B.S. degree in Business Administration and Finance from Emory University and an MBA degree from Northeastern University. Mr. Riley holds the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute and of the Boston Security Analysts Society.

Mr. Vogelzang, President and Chief Investment Officer, has managed Boston Advisors since 1997. Mr. Vogelzang is responsible for overseeing the firm’s equity, fixed-income and alternative investment activities, risk management strategy, and general business practices. Mr. Vogelzang earned a B.A. degree in economics and political science from Calvin College in Grand Rapids, MI and attended Boston University's Graduate School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analysts Society.

Mr. Hanna is Senior Vice President and Director of Research and Alternative Investments at Boston Advisors.  Mr. Hanna is a portfolio manager on the Broad Allocation Strategies team, which manages a global tactical asset allocation product, where he focuses on commodities and currencies.  Mr. Hanna also directs the quantitative research of the firm that relates to stock selection, asset class selection and risk modeling.  Mr. Hanna earned a B.S. in Finance from Pennsylvania State University in 1987 and completed an honors degree with a thesis on derivatives hedging.  Mr. Hanna also attended the Institute Universitaire de Technologie in Nice, France, focusing on European Business.

Mr. Mulrane, Vice President and Quantitative Research Analyst, focuses on model research for traditional and alternative investment management efforts.  Prior to joining Boston Advisors, Mr. Mulrane spent over six years in the semiconductor and technology industries as a Senior Design Engineer with Advanced Micro Devices and a R&D Engineer with Hewlett-Packard.  Mr. Mulrane earned an MBA with High Honors and an MS in Mathematical Finance, both from Boston University.  He also holds an M.S. and a B.S. in Computer Engineering from Rochester Institute of Technology.

Mr. Mulrane holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Mr. Gaul, Vice President and Portfolio Manager, joined Boston Advisors in July 2005. As Vice President and Portfolio Manager, he serves as lead portfolio manager for the firm's fixed-income strategies and is a portfolio manager on the Broad Allocation Strategy team, where he focuses on fixed income and currency investments. Mr. Gaul also serves as lead portfolio manager on the firm’s Equity Income Strategy and chairs the firm’s Asset Allocation Committee.  Mr. Gaul earned an M.S. in Investment Management with High Honors at the Boston University Graduate School of Management, a B.S. in Investments from Babson College and is a member of Beta Gamma Sigma International Honor Society. Mr. Gaul holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analysts Society.

3.  Shareholders of the Funds will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Boston Advisors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE